UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-21793

Name of Fund: BlackRock Enhanced Government Fund, Inc. (EGF)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Enhanced

Government Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2016

Date of reporting period: 06/30/2016

Item 1 – Report to Stockholders

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Enhanced Government Fund, Inc. (EGF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Section 19(a) Notice

BlackRock Enhanced Government Fund, Inc.’s (EGF) (the “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on the tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

June 30, 2016
	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
EGF	$0.172292	—	$0.072708	$0.245000	70%	0%	30%	100%

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Section 19(b) Disclosure

The Fund, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the plan, the Fund distributed $0.049 per share on a monthly basis through June 30, 2016.

The fixed amounts distributed per share are subject to change at the discretion of the Fund’s Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan at any time without prior notice to the Fund’s shareholders if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain a level distribution. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

2	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	3

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape long term drove investors to high quality assets, pushing already-low global yields to even lower levels.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.84%	3.99%
U.S. small cap equities (Russell 2000® Index)	2.22	(6.73)
International equities (MSCI Europe, Australasia, Far East Index)	(4.42)	(10.16)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.05)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.15	0.19
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	7.95	9.49
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	5.31	6.00
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.35	7.80
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.06	1.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	THIS PAGE NOT PART OF YOUR FUND REPORT

Option Over-Writing

In general, the goal of the Fund is to provide shareholders with current income and gains. The Fund seeks to pursue this goal primarily by investing in a portfolio of U.S. Government and U.S. Government Agency securities and utilizing an option over-writing strategy in an effort to enhance the Fund’s distribution rate and total return performance. However, these objectives cannot be achieved in all market conditions.

The Fund writes call options on individual U.S. Government and U.S. Government Agency securities or on baskets of such securities or on interest rate swaps (“swaptions”), and may write call options on other debt securities. When writing (selling) a call option, the Fund grants the counterparty the right to buy an underlying reference security or enter into a defined transaction (e.g., a swap contract, in the case of the swaption) at an agreed-upon price (“strike price”) within an agreed upon time period. The Fund receives cash premiums from the counterparties upon writing (selling) the option or swaption, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Fund. During the option term, the counterparty may elect to exercise the option if the market value of the underlying reference security or underlying contract rises above the strike price, and the Fund is obligated to sell the security or contract to the counterparty at the strike price, realizing a gain or loss. If the option remains unexercised upon its expiration, the Fund realizes gains equal to the premiums received.

Writing call options and swaptions entails certain risks, which include but are not limited to, the following: an increase in the value of the underlying security above the strike price can result in the exercise of a written option (sale by the Fund to the counterparty) when the Fund might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and in a gain or loss realized by the Fund; writing call options and swaptions limits the potential appreciation on the underlying interest rate swap or security and the yield on the Fund could decline; if current market interest rates fall below the strike price, the counterparty could exercise a written swaption when the Fund might not otherwise have entered into an interest rate swap; the Fund is bound by the terms of the underlying interest rate swap agreement upon exercise of the option by the counterparty which can result in a loss to the Fund in excess of the premium received. As such, an option over-writing strategy may outperform the general fixed income market in rising or flat interest rate environments (when bond prices are steady or falling) but underperform in a falling interest rate environment (when bond prices are rising).

The Fund employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Fund. Such distributions, under certain circumstances, may exceed the Fund’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Fund’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Fund’s expense ratio and/or reducing the amount of assets the Fund has available for long-term investment. In order to make these distributions, the Fund may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Fund’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Fund’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed the Fund’s taxable income but do not exceed the Fund’s current and accumulated earnings and profits may be classified as ordinary income, which is taxable to shareholders.

A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for income tax purposes when the final determination of the source and character of the distributions is made.

The Fund intends to write call options and swaptions to varying degrees depending upon market conditions. Please refer to the Schedule of Investments and the Notes to Financial Statements for details of written call options and swaptions.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	5

Fund Summary as of June 30, 2016

Fund Overview

BlackRock Enhanced Government Fund, Inc.’s (EGF) (the “Fund”) investment objective is to provide shareholders with current income and gains. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities that pay interest in an attempt to generate current income, and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government securities, U.S. Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
EGF[1,2]	2.25%	2.58%
BofA Merrill Lynch 1-3 Year US Treasury Index	N/A	1.43%
Citigroup Government/Mortgage Index	N/A	4.34%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

N/A	— Not applicable as the index does not have a market price.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

•

Performance is reviewed on an absolute basis due to the Fund’s unique strategy, which entails writing call options on individual or baskets of U.S. government securities or interest rates. The index returns listed above are for reference purposes only, as these indices do not reflect an option writing strategy.

•

The Fund’s allocation to agency mortgage-backed securities, including 30-year and 15-year pass-throughs, contributed to performance. Positions in agency interest-only securities, agency collateralized mortgage obligations and commercial mortgage-backed securities (“CMBS”) also had a positive impact on results.

•

The Fund’s duration strategy was the primary detractor from performance as U.S. Treasury yields declined sharply during the first half of the year. The Fund utilizes interest rate swaps as a means to manage duration, spreads and yield curve positioning.

•	The use of swaptions (an option to enter into an interest-rate swap) detracted, as the spread between the yields on 10- and 30-year U.S.

government issues narrowed. Swaptions continue to be an efficient interest rate management tool, and they should be viewed in the context of their overall contribution to risk reduction and performance.

Describe recent portfolio activity.

•

The investment advisor maintained the view that financial-market volatility would be elevated in 2016, especially as the June 23 referendum on the United Kingdom’s membership in the European Union approached. The Fund therefore maintained a low level of risk in the early part of the period. As higher-risk assets sold off in January and February, the Fund increased its weighting in government securities, mainly U.S. Treasuries, while reducing its position in agency mortgages. Additionally, the investment advisor slightly increased the Fund’s leverage as the market began to price in lower expectations of an interest rate hike by the U.S. Federal Reserve. Higher leverage also helped the Fund generate additional yield. As the reporting period progressed, the investment advisor continued to increase the Fund’s allocation to U.S. Treasuries ahead of the U.K. referendum. In addition, the Fund reduced its allocation to agency mortgage-backed securities (both 15-year and 30-year pass-throughs). Together, these decisions had a positive impact on Fund performance.

Describe portfolio positioning at period end.

•

The Fund continued to write one-month swaptions as a way to generate incremental yield. The Fund was overweight in agency mortgage-backed securities (with an emphasis on 15-year pass-throughs), CMBS, non-agency adjustable-rate mortgages and collateralized mortgage obligations. It also held a small allocation to corporate credits (both investment grade and high yield). The Fund remained underweight in U.S. Treasuries despite the additions it made in this area during the course of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	EGF
Initial Offering Date	October 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2016 ($13.71)[1]	4.29%
Current Monthly Distribution per Common Share[2]	$0.049
Current Annualized Distribution per Common Share[2]	$0.588
Economic Leverage as of June 30, 2016[3]	24%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Section 19(a) Notice on page 2 for the estimated actual sources and character of distributions. Past performance does not guarantee future results.

[2]

The monthly distribution per Common Share, declared on July 1, 2016, was decreased to $0.0410 per share. The current distribution rate on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to reverse repurchase agreements, minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

Market Price and Net Asset Value Per Share Summary

	6/30/16	12/31/15	Change	High	Low
Market Price	$13.71	$13.65	0.44%	$14.09	$13.26
Net Asset Value	$14.40	$14.29	0.77%	$14.43	$14.18

Market Price and Net Asset Value History For the Past Five Years

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	7

Overview of the Fund’s Total Investments

Portfolio Composition	6/30/16	12/31/15
U.S. Government Sponsored Agency Securities	54%	62%
U.S. Treasury Obligations	43	33
Preferred Securities	4	3
Asset-Backed Securities	1	2
Non-Agency Mortgage-Backed Securities	1	1
Short-Term Securities	— [1]	5
Other[2]	—	—
TBA Sale Commitments	(3)	(6)

[1]	Includes a less than 1% holding in Short-Term Securities.

[2]	Includes a less than 1% holding in each of the following investment types: Options Purchased and Options Written.

Credit Quality Allocation[3,4]	6/30/16	12/31/15
AAA/Aaa[5]	98%	96%
BBB/Baa	1	2
BB/Ba	1	2

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]	Excludes Preferred Securities, Short-Term Securities, Options Purchased and Options Written.

[5]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

8	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, it’s common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of their total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Fund segregates or designates on its books and records cash or liquid assets having values not less than the value of the Fund’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	9

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016 (Unaudited)	(Percentages shown based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Securitized Asset Backed Receivables LLC Trust (a):
Series 2005-OP1, Class M2, 1.13%, 1/25/35	$1,037	$942,131
Series 2005-OP2, Class M1, 0.88%, 10/25/35	1,025	924,985
Total Asset-Backed Securities — 1.8%		1,867,116

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.0%
Bank of America Mortgage Securities, Inc., Series 2003-J, Class 2A1, 3.04%, 11/25/33 (a)	114	113,305
Bear Stearns Alt-A Trust, Series 2004-13, Class A1, 1.19%, 11/25/34 (a)	154	150,013
Homebanc Mortgage Trust, Series 2005-4, Class A1, 0.72%, 10/25/35 (a)	867	793,866

		1,057,184
Interest Only Collateralized Mortgage Obligations — 0.1%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 5/25/37	238	64,170
Total Non-Agency Mortgage-Backed Securities — 1.1%		1,121,354

Preferred Securities
Capital Trusts — 2.1%
Diversified Financial Services — 0.5%
ZFS Finance (USA) Trust V, 6.50%, 5/09/37 (a)(b)	504	504,000
Electric Utilities — 1.6%
PPL Capital Funding, Inc., Series A, 6.70%, 3/30/67 (a)	2,000	1,678,000
		2,182,000

Trust Preferred — 1.9%	Shares
Capital Markets — 1.9%
Morgan Stanley Capital Trust VIII, 6.45%, 4/15/67	80,000	2,006,367
Total Preferred Securities — 4.0%		4,188,367

U.S. Government Sponsored Agency Securities	Par (000)
Agency Obligations — 3.8%
Federal Farm Credit Bank, 4.55%, 6/08/20	3,500	3,969,861
Collateralized Mortgage Obligations — 6.1%
Fannie Mae Mortgage-Backed Securities, Series 2014-28, Class BD, 3.50%, 8/25/43	1,497	1,613,217
Ginnie Mae Mortgage-Backed Securities, Series 2006-3, Class C, 5.24%, 4/16/39 (a)	4,649	4,713,534

		6,326,751

U.S. Government Sponsored Agency Securities	Par (000)	Value
Interest Only Collateralized Mortgage Obligations — 1.7%
Fannie Mae Mortgage-Backed Securities:
Series 2012-M9, Class X1, 4.20%, 12/25/17 (a)	$3,557	$119,601
Series 2012-47, Class NI, 4.50%, 4/25/42	1,609	233,094
Series 2012-96, Class DI, 4.00%, 2/25/27	1,644	122,237
Ginnie Mae Mortgage-Backed Securities (a):
Series 2006-30, Class IO, 2.16%, 5/16/46	403	28,126
Series 2009-78, Class SD, 5.75%, 9/20/32	1,599	316,662
Series 2009-116, Class KS, 6.03%, 12/16/39	521	84,007
Series 2011-52, Class NS, 6.23%, 4/16/41	4,313	881,712

		1,785,439
Mortgage-Backed Securities — 57.1%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/28	6,097	6,344,401
3.00%, 6/01/42 - 4/01/43	7,121	7,450,021
3.50%, 8/01/26 - 8/01/44	13,336	14,194,576
4.00%, 4/01/24 - 2/01/41	11,694	12,573,425
4.50%, 4/01/39 - 8/01/40	7,769	8,545,276
5.00%, 11/01/33 - 2/01/40	4,420	4,949,619
5.50%, 10/01/23 - 9/01/36	3,780	4,284,616
6.00%, 2/01/36 - 3/01/38	694	795,037
Freddie Mac Mortgage-Backed Securities, 4.50%, 5/01/34	160	174,330
Ginnie Mae Mortgage-Backed Securities, 5.00%, 11/15/35	5	5,718

		59,317,019
Total U.S. Government Sponsored Agency Securities — 68.7%		71,399,070

U.S. Treasury Obligations
U.S. Treasury Bonds, 4.38%, 5/15/41 (c)	6,000	8,567,346
U.S. Treasury Notes:
0.75%, 4/30/18	6,000	6,017,346
1.38%, 4/30/20 (c)	17,000	17,320,076
1.50%, 5/31/20	1,300	1,330,265
3.13%, 5/15/21	6,500	7,151,268
2.00%, 11/30/22 (c)	4,500	4,709,709
2.00%, 2/15/25 (c)	6,000	6,277,500
2.25%, 11/15/25	2,800	2,987,250
1.63%, 2/15/26	2,800	2,831,500
Total U.S. Treasury Obligations — 55.0%		57,192,260
Total Long-Term Investments (Cost — $129,386,625) — 130.6%		135,768,167

Portfolio Abbreviations

AUD	Australian Dollar	IO	Interest Only	NZD	New Zealand Dollar
CAD	Canadian Dollar	ISDA	International Swaps and Derivatives Association, Inc.	OTC	Over-the-Counter
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
EUR	Euro	LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
GBP	British Pound	NOK	Norwegian Krone

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	11

Schedule of Investments (continued)

Short-Term Securities — 0.1%	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (d)(e)	155,381	$155,381
Total Short-Term Securities (Cost — $155,381) — 0.1%		155,381
Options Purchased (Cost — $125,828) — 0.1%		79,780
Total Investments Before TBA Sale Commitments and Options Written (Cost — $129,667,834) — 130.8%		136,003,328

TBA Sale Commitments — (3.8)%		Par (000)	Value
Fannie Mae Mortgage-Backed Securities, 5.50%, 7/01/46 (f)	USD	3,560	$(4,001,663)
Total TBA Sale Commitments (Proceeds — $3,986,516) — (3.8)%			(4,001,663)
Options Written (Premiums Received — $522,677) — (0.4)%			(406,918)
Total Investments, Net of TBA Sale Commitments and Options Written (Cost — $125,158,641) — 126.6%			131,594,747
Liabilities in Excess of Other Assets — (26.6)%			(27,657,268)

Net Assets — 100.0%			$103,937,479

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	Current yield as of period end.

(e)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,705,612	(2,550,231)	155,381	$155,381	$8,106

(f)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Barclays Capital, Inc.	$(1,416,319)	$(5,709)
BNP Paribas Securities Corp.	(1,011,656)	(3,656)
Credit Suisse Securities (USA) LLC	(1,011,656)	(3,516)
Goldman Sachs & Co.	(562,032)	(2,266)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
Deutsche Bank Securities, Inc.	0.70%	6/19/15	Open	$3,925,000	$3,936,401	U.S. Treasury Obligations	Open/Demand
Deutsche Bank Securities, Inc.	0.26%	8/25/15	Open	1,985,000	1,989,459	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.45%	1/15/16	Open	2,035,000	2,039,273	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.47%	3/15/16	Open	8,047,500	8,058,742	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.47%	3/15/16	Open	6,022,500	6,030,913	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.47%	3/15/16	Open	11,041,250	11,056,674	U.S. Treasury Obligations	Open/Demand
Total				$33,056,250	$33,111,462

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

12	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	340,000	NOK	2,102,707	Royal Bank of Scotland PLC	7/01/16	$2,315
NOK	1,697,307	AUD	283,085	Deutsche Bank AG	7/01/16	(8,310)
NOK	431,923	AUD	71,915	UBS AG	7/01/16	(2,023)
AUD	350,000	NZD	371,320	Citibank N.A.	7/06/16	(4,089)
AUD	410,000	USD	295,808	Royal Bank of Scotland PLC	7/06/16	9,959
CHF	260,000	SEK	2,203,060	JPMorgan Chase Bank N.A.	7/06/16	5,876
CHF	250,000	SEK	2,156,648	Morgan Stanley & Co. International PLC	7/06/16	1,120
NOK	2,134,017	NZD	380,000	Bank of America N.A.	7/06/16	(16,308)
NZD	365,913	AUD	350,000	Northern Trust Co.	7/06/16	229
SEK	4,274,667	CHF	510,000	Northern Trust Co.	7/06/16	(17,048)
SEK	2,135,361	EUR	230,000	Citibank N.A.	7/06/16	(2,855)
USD	261,017	AUD	355,000	Commonwealth Bank of Australia	7/06/16	(3,732)
USD	40,434	AUD	55,000	Northern Trust Co.	7/06/16	(584)
EUR	235,000	USD	261,752	Deutsche Bank AG	8/02/16	(695)
USD	261,416	EUR	230,000	Citibank N.A.	8/02/16	5,913
NOK	4,349,765	USD	520,000	Standard Chartered Bank	8/04/16	(255)
USD	1,040,000	NOK	8,902,329	Standard Chartered Bank	8/04/16	(23,722)
AUD	345,000	USD	254,267	Citibank N.A.	8/22/16	2,585
USD	261,717	AUD	345,000	BNP Paribas S.A.	8/22/16	4,865
JPY	13,592,664	EUR	120,000	UBS AG	9/26/16	(1,570)
Total						$(48,329)

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
EUR Currency	Call	Deutsche Bank AG	7/29/16	USD	1.14	EUR	1,400	$4,085
AUD Currency	Call	Bank of America N.A.	8/18/16	USD	0.76	AUD	1,410	7,931
CAD Currency	Put	UBS AG	7/14/16	CHF	0.74	CAD	2,000	4,943
EUR Currency	Put	Deutsche Bank AG	7/29/16	USD	1.09	EUR	1,400	8,186
CHF Currency	Put	UBS AG	8/18/16	SEK	8.45	CHF	1,500	4,759
GBP Currency	Put	BNP Paribas S.A.	8/25/16	USD	1.30	GBP	1,580	23,532
GBP Currency	Put	BNP Paribas S.A.	8/25/16	USD	1.19	GBP	1,580	2,978
EUR Currency	Put	Deutsche Bank AG	9/22/16	JPY	113.00	EUR	925	23,366
Total								$79,780

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.74%	Pay	3-Month LIBOR	7/27/16	USD	35,000	$(39,990)
5-Year Interest Rate Swap	Deutsche Bank AG	Call	0.99%	Pay	3-Month LIBOR	7/27/16	USD	30,000	(116,400)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.35%	Pay	3-Month LIBOR	7/27/16	USD	15,000	(95,822)
30-Year Interest Rate Swap	Deutsche Bank AG	Call	1.80%	Pay	3-Month LIBOR	7/27/16	USD	5,000	(71,069)
Total									$(323,281)

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	13

Schedule of Investments (continued)

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
NZD Currency	Call	UBS AG	7/22/16	NOK	5.93	NZD	3,745	$(40,144)
EUR Currency	Call	HSBC Bank PLC	8/02/16	USD	1.14	EUR	1,400	(4,813)
CAD Currency	Put	UBS AG	7/14/16	CHF	0.72	CAD	2,000	(1,203)
NZD Currency	Put	UBS AG	7/22/16	NOK	5.36	NZD	3,745	(59)
EUR Currency	Put	HSBC Bank PLC	8/02/16	USD	1.09	EUR	1,400	(9,145)
GBP Currency	Put	BNP Paribas S.A.	8/25/16	USD	1.23	GBP	3,160	(14,379)
EUR Currency	Put	Deutsche Bank AG	9/22/16	JPY	108.00	EUR	925	(10,747)
EUR Currency	Put	Deutsche Bank AG	9/22/16	JPY	104.50	EUR	465	(3,147)
Total								$(83,637)

Transactions in Options Written for the Six Months Ended June 30, 2016

	Calls					Puts
	Notional Value (000)[1]					Notional Value (000)[1]
	AUD	EUR	NZD	USD	Premiums Received	AUD	CAD	EUR	GBP	NZD	USD	Premiums Received
Outstanding options, beginning of period	—	—	—	95,000	$280,000	—	—	—	—	—	—	—
Options written	3,465	1,400	3,745	521,035	2,169,979	2,020	2,000	3,705	3,160	14,365	3,105	$138,738
Options expired	(3,465)	—	—	(236,035)	(992,090)	—	—	(915)	—	(6,875)	(1,035)	(34,246)
Options closed	—	—	—	(295,000)	(1,017,904)	(2,020)	—	—	—	(3,745)	(2,070)	(21,800)

Outstanding options, end of period	—	1,400	3,745	85,000	$439,985	—	2,000	2,790	3,160	3,745	—	$82,692

[1] Amount shown is in the currency in which the transaction was denominated.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$32,862	—	—	$32,862
Options purchased	Investments at value — unaffiliated[1]	—	—	—	79,780	—	—	79,780

Total		—	—	—	$112,642	—	—	$112,642

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$81,191	—	—	$81,191
Options written	Options written at value	—	—	—	83,637	$323,281	—	406,918

Total		—	—	—	$164,828	$323,281	—	$488,109

[1] Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

14	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Schedule of Investments (continued)

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$7,398	—	—	$7,398
Options purchased[1]	—	—	—	(56,453)	—	—	(56,453)
Options written	—	—	—	50,468	$(2,865,500)	—	(2,815,032)

Total	—	—	—	$1,413	$(2,865,500)	—	$(2,864,087)

[1] Options purchased are included in net realized gain (loss) from investments.
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(48,329)	—	—	$(48,329)
Options purchased[2]	—	—	—	(46,048)	—	—	(46,048)
Options written	—	—	—	29,040	$284,640	—	313,680

Total	—	—	—	$(65,337)	$284,640	—	$219,303

[2] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,289,985
Average amounts sold — in USD	$2,023,607
Options:
Average value of option contracts purchased	$65,953
Average value of option contracts written	$85,698
Average notional amount of swaption contracts written	$85,000,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivatives Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$32,862		$81,191
Options	79,780	[1]	406,918

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$112,642		$488,109

Total derivative assets and liabilities subject to an Master Netting Agreement or similar agreement (“MNA”)	$112,642		$488,109

[1] Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2,3]
Bank of America N.A.	$7,931	$(7,931)	—	—	—
BNP Paribas S.A.	31,375	(14,379)	—	—	$16,996
Citibank N.A.	8,498	(6,944)	—	—	1,554
Deutsche Bank AG	35,637	(35,637)	—	—	—
JPMorgan Chase Bank N.A.	5,876	—	—	—	5,876
Morgan Stanley & Co. International PLC	1,120	—	—	—	1,120
Northern Trust Co.	229	(229)	—	—	—
Royal Bank of Scotland PLC	12,274	—	—	—	12,274
UBS AG	9,702	(9,702)	—	—	—

Total	$112,642	$(74,822)	—	—	$37,820

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	15

Schedule of Investments (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$16,308	$(7,931)	—	—	$8,377
BNP Paribas S.A.	14,379	(14,379)	—	—	—
Citibank N.A.	6,944	(6,944)	—	—	—
Commonwealth Bank of Australia	3,732	—	—	—	3,732
Deutsche Bank AG	346,180	(35,637)	—	—	310,543
HSBC Bank PLC	13,958	—	—	—	13,958
Northern Trust Co.	17,632	(229)	—	—	17,403
Standard Chartered Bank	23,977	—	—	—	23,977
UBS AG	44,999	(9,702)	—	$(35,297)	—

Total	$488,109	$(74,822)	—	$(35,297)	$377,990

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivatives financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,867,116	—	$1,867,116
Non-Agency Mortgage-Backed Securities	—	1,121,354	—	1,121,354
Preferred Securities	$2,006,367	2,182,000	—	4,188,367
U.S. Government Sponsored Agency Securities	—	71,399,070	—	71,399,070
U.S. Treasury Obligations	—	57,192,260	—	57,192,260
Short-Term Securities	155,381	—	—	155,381
Options Purchased:
Interest rate contracts	—	79,780	—	79,780
Liabilities:
Investments:
TBA Sale Commitments	—	(4,001,663)	—	(4,001,663)

Total	$2,161,748	$129,839,917	—	$132,001,665

	Level 1	Level 2	Level 3	Total
Derivatives Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$32,862	—	$32,862
Liabilities:
Foreign currency exchange contracts	—	(164,828)	—	(164,828)
Interest rate contracts	—	(323,281)	—	(323,281)

Total	—	$(455,247)	—	$(455,247)

[1] Derivative financial instruments are forward foreign currency contracts and options written. Forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

16	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Schedule of Investments (concluded)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for OTC derivatives	$1,000,000	—	—	$1,000,000
Foreign currency at value	105,485	—	—	105,485
Liabilities:
Bank overdraft	—	$(13,565)	—	(13,565)
Cash received as collateral for reverse repurchase agreements	—	(920,000)	—	(920,000)
Reverse repurchase agreements	—	(33,111,462)	—	(33,111,462)

Total	$1,105,485	$(34,045,027)	—	$(32,939,542)

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	17

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $129,512,453)	$135,847,947
Investments at value — affiliated (cost — $155,381)	155,381
Cash pledged as collateral for OTC derivatives	1,000,000
Foreign currency at value (cost — $104,729)	105,485
Receivables:
TBA sale commitments	3,986,516
Due from broker	1,000,000
Dividends — affiliated	2,278
Interest	517,320
Unrealized appreciation on forward foreign currency exchange contracts	32,862
Prepaid expenses	6,558

Total assets	142,654,347

Liabilities
TBA sale commitments at value (proceeds — $3,986,516)	4,001,663
Cash received as collateral for reverse repurchase agreements	920,000
Bank overdraft	13,565
Options written at value (premiums received — $522,677)	406,918
Reverse repurchase agreements	33,111,462
Payables:
Income dividends	10,072
Investment advisory fees	61,602
Officer’s and Directors’ fees	3,042
Other accrued expenses	107,353
Unrealized depreciation on forward foreign currency exchange contracts	81,191

Total liabilities	38,716,868

Net Assets	$103,937,479

Net Assets Consist of
Paid-in capital	$122,956,464
Distributions in excess of net investment income	(744,407)
Accumulated net realized loss	(24,663,111)
Net unrealized appreciation (depreciation)	6,388,533

Net Assets	$103,937,479

Net Asset Value
Based on net assets of $103,937,479 and 7,216,866 shares outstanding, 200 million shares authorized, $0.10 par value	$14.40

See Notes to Financial Statements.

18	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Interest	$1,924,594
Dividends — affiliated	8,106

Total income	1,932,700

Expenses
Investment advisory	574,847
Professional	33,049
Repurchase offer	19,172
Transfer agent	12,158
Accounting services	11,676
Miscellaneous	11,455
Printing	7,632
Custodian	4,176
Officer and Directors	4,161
Registration	3,573

Total expenses excluding interest expense	681,899
Interest expense	77,529

Total expenses	759,428
Less fees waived by the Manager	(204,079)

Total expenses after fees waived	555,349

Net investment income	1,377,351

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(22,664)
Foreign currency transactions	10,664
Options written	(2,815,032)

(2,827,032)

Net change in unrealized appreciation (depreciation) on:
Investments	3,788,448
Foreign currency translations	(47,510)
Options written	313,680

4,054,618

Net realized and unrealized gain	1,227,586

Net Increase in Net Assets Resulting from Operations	$2,604,937

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	19

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$1,377,351	$3,287,356
Net realized loss	(2,827,032)	(11,169,591)
Net change in unrealized appreciation (depreciation)	4,054,618	7,121,936

Net increase (decrease) in net assets resulting from operations	2,604,937	(760,299)

Distributions to Shareholders[1]
From net investment income	(1,768,132)	(3,258,439)
From return of capital	—	(1,618,558)

Decrease in net assets resulting from distributions to shareholders	(1,768,132)	(4,876,997)

Capital Share Transactions
Redemption of shares resulting from a repurchase offer	—	(11,308,174)[2]

Net Assets
Total increase (decrease) in net assets	836,805	(16,945,470)
Beginning of period	103,100,674	120,046,144

End of period	$103,937,479	$103,100,674

Distributions in excess of net investment income, end of period	$(744,407)	$(353,626)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.
[2] Net of repurchase fees of $230,779.

See Notes to Financial Statements.

20	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Statement of Cash Flows

Six Months Ended June 30, 2016 (Unaudited)

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$2,604,937
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	43,306,343
Purchases of long-term investments	(48,970,072)
Net proceeds for sales of short-term securities	6,549,883
Amortization of premium and accretion of discount on investments and other fees	500,161
Premiums received from options written	2,838,077
Premiums paid on closing options written	(5,131,242)
Net realized gain on investments and options written	2,856,457
Net unrealized gain on investments and options written	(4,054,618)
(Increase) decrease in assets:
Cash pledged as collateral for OTC derivatives	(950,000)
Receivables:
Due from broker	(1,000,000)
Interest	(31,162)
Dividends — affiliated	(2,278)
Prepaid expenses	(3,429)
Increase (decrease) in liabilities:
Cash received as collateral for reverse repurchase agreements	920,000
Payables:
Investment advisory fees	(1,227)
Interest expense	47,111
Officer’s and Directors’ fees	(923)
Other accrued expenses	(20,513)

Net cash used for operating activities	(542,495)

Cash Provided by Financing Activities
Net borrowing of reverse repurchase agreements	2,745,000
Cash dividends paid to Common Shareholders	(2,111,686)
Increase in bank overdraft	13,565

Net cash provided by financing activities	646,879

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$819

Cash and Foreign Currency
Net decrease in foreign currency at value	105,203
Cash and foreign currency at value at beginning of period	282

Cash and foreign currency at value at end of period	$105,485

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$30,418

See Notes to Financial Statements.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	21

Financial Highlights	BlackRock Enhanced Government Fund, Inc. (EGF)

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$14.29		$14.97	$15.13	$16.11	$16.25	$16.40

Net investment income[1]	0.19		0.41	0.49	0.47	0.67	0.70
Net realized and unrealized gain (loss)	0.17		(0.47)[2]	0.01 [2]	(0.69)[2]	0.02 [2]	0.07 [2]

Net increase (decrease) from investment operations	0.36		(0.06)	0.50	(0.22)	0.69	0.77

Distributions:[3]
From net investment income	(0.25)[4]		(0.42)	(0.36)	(0.37)	(0.55)	(0.39)
From return of capital	—		(0.20)	(0.30)	(0.39)	(0.28)	(0.53)

Total distributions	(0.25)		(0.62)	(0.66)	(0.76)	(0.83)	(0.92)

Net asset value, end of period	$14.40		$14.29	$14.97	$15.13	$16.11	$16.25

Market price, end of period	$13.71		$13.65	$14.26	$13.95	$15.63	$15.25

Total Return[5]
Based on net asset value	2.58%	[6]	(0.18)%	3.65%	(1.06)%	4.59%	5.15%

Based on market price	2.25%	[6]	0.10%	7.08%	(5.98)%	8.13%	4.34%

Ratios to Average Net Assets
Total expenses	1.48%	[7]	1.34%	1.43%	1.32%	1.43%	1.39%

Total expenses after fees waived	1.08%	[7]	1.04%	1.20%	1.25%	1.42%	1.39%

Total expenses after fees waived and excluding interest expense	0.93%	[7]	0.99%	1.16%	1.20%	1.35%	1.35%

Net investment income	2.68%	[7]	2.83%	3.22%	2.98%	4.15%	4.32%

Supplemental Data
Net assets, end of period (000)	$103,937		$103,101	$120,046	$134,827	$159,465	$178,765

Borrowings outstanding, end of period (000)	$33,111		$30,319	$57,458	$52,142	$66,410	$90,460

Portfolio turnover rate[8]	31%		114%	86%	111%	142%	115%

[1]	Based on average shares outstanding.

[2]	Net realized and unrealized gain (loss) per share amounts include repurchase fees of $0.03, $0.03, $0.03, $0.03 and $0.02 for the years ended December 31, 2015 through December 31, 2011, respectively.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	13%	68%	42%	57%	83%	98%

See Notes to Financial Statements.

22	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Enhanced Government Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund determines and makes available for publication the net asset (“NAV”) of its Common Shares on a daily basis.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, forward foreign currency exchange contracts and options written) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Subject to the Fund’s level distribution plan, the Fund intends to make monthly cash distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments and/or return of capital.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	23

Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective October 2015, the custodian is imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

24	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	25

Notes to Financial Statements (continued)

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and

26	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)

repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the six months ended June 30, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $32,615,628 and 0.48%, respectively.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$27,185,602	$(26,265,602)	$(920,000)	—
Deutsche Bank Securities, Inc.	5,925,860	(5,925,860)	—	—

Total	$33,111,462	$(32,191,462)	$(920,000)	—

[1]

Net collateral with a value of $33,459,460 has been pledge/received in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price or other risk (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	27

Notes to Financial Statements (continued)

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuations in market value, are included in investments at value—unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

28	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.85%, which is determined by calculating a percentage of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

Expense Waivers

The Manager voluntarily agreed to waive a portion of the investment advisory fees equal to the annual rate of 0.30% of the Fund’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

The amount waived and/or reimbursed is included in fees waived by the Manager in the Statement of Operations. For the six months ended June 30, 2016, the amount included in fees waived by the Manager was $202,887.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $1,192.

Officers and Directors

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	29

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments including mortgage dollar rolls and excluding short-term securities were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$34,176,847	$39,869,579	*
U.S. Government Securities	11,587,053	—

Total	$45,763,900	$39,869,579

*	Includes paydowns

For the six months ended June 30, 2016, purchases and sales related to mortgage dollar rolls were $22,900,264 and $22,871,846, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2015, the Fund had a capital loss carryforward available to offset future realized capital through the indicated expiration dates as follows:

Expires December 31,
No expiration date[1]	$19,758,547
2017	2,037,204

Total	$21,795,751

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$129,667,834

Gross unrealized appreciation	$7,234,796
Gross unrealized depreciation	(899,302)

Net unrealized appreciation	$6,335,494

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

30	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Notes to Financial Statements (concluded)

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform, though the Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

The Fund is authorized to issue 200 million shares all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares without approval of Common Shareholders.

The Fund will make offers to purchase between 5% and 25% of its outstanding shares at approximate 12 month intervals. The amount of the repurchase offer is shown as redemptions of shares resulting from a repurchase offer in the Statements of Changes in Net Assets. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased to compensate the Fund for expenses directly related to the repurchase offer, which is included in the capital share transactions in the Statements of the Changes in Net Assets. Costs directly related to the repurchase offer, primarily mailing and printing costs, are shown as repurchase offer in the Statement of Operations.

Changes in Common Shares issued and outstanding for the six months ended June 30, 2016 and the year ended December 31, 2015 were as follows:

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Repurchase offer	—	(801,873)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the amount of $0.041 per share on July 29, 2016 to Common shareholders of record on July 15, 2016.

Additionally, the Fund declared a net investment income dividend of $0.041 per share on August 1, 2016 payable to Common Shareholders of record on August 15, 2016.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	31

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Enhanced Government Fund, Inc. (the “Fund”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge,1 as well as the performance of the Fund as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

32	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreement (continued)

concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Fund to BlackRock.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder, and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) preparing periodic filings with regulators; (iv) oversight of daily accounting and pricing; (v) preparing periodic filings with regulators and stock exchanges; (vi) overseeing and coordinating the activities of other service providers; (vii) organizing Board meetings and preparing the materials for such Board meetings; (viii) providing legal and compliance support; (ix) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (x) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	33

Disclosure of Investment Advisory Agreement (continued)

data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Fund as compared to other funds in its applicable Broadridge category and the performance of the Fund as compared with its custom benchmark. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the

Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund underperformed its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, the portfolio management team’s decision to take an underweight position in U.S. Treasuries and allocate to out-of-benchmark non-government spread sectors, such as asset-backed securities (“ABS”) and commercial mortgage backed securities (“CMBS”) detracted from the Fund’s performance during these periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality

34	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreement (continued)

investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers. The Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Fund. In addition, the Board noted that BlackRock agreed to two separate increases to the voluntary advisory fee waiver, implemented on July 1, 2015 and October 1, 2015. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	35

Disclosure of Investment Advisory Agreement (concluded)

The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

36	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Officers and Directors

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

Catherine A. Lynch, Director

W. Carl Kester, Director

Barbara G. Novick, Interested Director

John M. Perlowski, Interested Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective March 1, 2016, Catherine A. Lynch was appointed to serve as a Director of the Fund.

Effective April 1, 2016, Cynthia L. Egan was appointed to serve as a Director of the Fund.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	37

Additional Information

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

38	BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Fundamental Periodic Repurchase Policy

The Fund has adopted an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act as a fundamental policy. As an interval fund, the Fund will make annual repurchase offers at net asset value (less a repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policies regarding periodic repurchases:

(a)	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b)	The periodic interval between repurchase request deadlines will be approximately 12 months.

(c)

The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ENHANCED GOVERNMENT FUND, INC.	JUNE 30, 2016	39

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

EGF-6/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Government Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date:	September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Government Fund, Inc.

Date:	September 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Government Fund, Inc.

Date:	September 2, 2016

3